UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 2, 2019

LIBERATED SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55177	27-4715504
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5430 Lyndon B Johnson Fwy, Suite 1200, Dallas, TX	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 610-3817

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Accounting Firm

On October 2, 2019, the Board of Directors of Liberated Solutions, Inc., doing business as Ngen Technologies USA Corp (the “Company”), decided to change auditors and accordingly, terminated the engagement of DeLeon & Company, P.A. (“DeLeon”) as the Company’s independent registered accounting firm, effective immediately after the filing with the Securities and Exchange Commission (the “Commission”) of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2019 (the “September 2019 10-Q”).

DeLeon’s report on the Company’s financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and through November 7, 2019, the date on which the September 2019 10-Q was filed with the Commission, there have been no disagreements with DeLeon on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to DeLeon’s satisfaction, would have caused DeLeon to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such periods.

Except as set forth below, for the two most recent fiscal years and through November 7, 2019, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K; however, DeLeon’s most recent year-end report did contain a modification paragraph that expressed substantial doubt about the Company’s ability to continue as a going concern.

The Company provided DeLeon with a copy of the disclosure contained herein, prior to its filing with the Commission, and requested that DeLeon furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. DeLeon’s letter to the Commission is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Accounting Firm

On October 2, 2019, the Company’s Board of Directors appointed Benjamin & Young, LLP (“Benjamin & Young”) as the Company’s new independent registered accounting firm. During the Company’s two most recent fiscal years and through October 2, 2019, neither the Company nor anyone acting on the Company’s behalf consulted Benjamin & Young with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.
16.1	Letter of DeLeon & Company, P.A. to the Commission dated November 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 19, 2019

LIBERATED SOLUTIONS, INC.

By:	/s/ Ed Carter
Ed Carter
Chief Executive Officer